EXHIBIT 24
             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.



     Dated this 10th day of February, 2000.



                                     /s/  Richard A. Abdoo
                                   ---------------------------
                                   Richard A. Abdoo

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  Oscar C. Boldt
                                    -------------------------
                                    Oscar C. Boldt

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  Wendell F. Bueche
                                    -------------------------
                                    Wendell F. Bueche

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  Jon F. Chait
                                    ---------------------
                                    Jon F. Chait

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director and executive officer of Marshall & Ilsley Corporation designates each of J.B.
Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration
Statement on Form S-8 relating to the Marshall & Ilsley
Corporation 2000 Executive Stock Option Plan and the
Marshall & Ilsley Corporation 2000 Employee Stock
Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director and executive officer to enable Marshall & Ilsley
Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  G.H. Gunnlaugsson
                                     ---------------------------
                                     G.H. Gunnlaugsson

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 21st day of February, 2000.



                                     /s/  Timothy E. Hoeksema
                                     --------------------------
                                     Timothy E. Hoeksema

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  Burleigh E. Jacobs
                                     ----------------------------
                                     Burleigh E. Jacobs

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  James F. Kress
                                    ---------------------------
                                    James F. Kress

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  D.J. Kuester
                                     ------------------------
                                     D.J. Kuester

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  Katharine C. Lyall
                                     -------------------------
                                     Katharine C. Lyall

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  Edward L. Meyer, Jr.
                                     -----------------------------
                                     Edward L. Meyer, Jr.

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  Don R. O'Hare
                                     -------------------------
                                     Don R. O'Hare

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  San W. Orr, Jr.
                                     --------------------------
                                     San W. Orr, Jr.

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  Peter M. Platten, III
                                     ------------------------------
                                     Peter M. Platten, III

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  Robert A. Schaefer
                                     --------------------------
                                     Robert A. Schaefer

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  John S. Shiely
                                     -----------------------
                                     John S. Shiely

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  Stuart W. Tisdale
                                     ------------------------
                                     Stuart W. Tisdale

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  George E. Wardeberg
                                     ----------------------------
                                     George E. Wardeberg

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director and executive officer of Marshall & Ilsley Corporation designates each of J.B.
Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration
Statement on Form S-8 relating to the Marshall & Ilsley
Corporation 2000 Executive Stock Option Plan and the
Marshall & Ilsley Corporation 2000 Employee Stock
Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said
Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director and executive officer to enable Marshall & Ilsley
Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/   J.B. Wigdale
                                     ----------------------
                                     J.B. Wigdale

             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Marshall & Ilsley Corporation 2000
              Executive Stock Option Plan
  and the Marshall & Ilsley Corporation 2000 Employee
                 Stock Purchase Plan)

     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall &
Ilsley Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 2000
Executive Stock Option Plan and the Marshall & Ilsley
Corporation 2000 Employee Stock Purchase Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall
& Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                     /s/  Gus A. Zuehlke
                                     -------------------------
                                     Gus A. Zuehlke